                                             EDISON INTERNATIONAL

                                               POWER OF ATTORNEY

               The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, J.A. BOUKNIGHT, JR., THOMAS R. MCDANIEL, POLLY L.
GAULT, THOMAS M. NOONAN, BARBARA E MATHEWS, KENNETH S. STEWART, LINDA G. SULLIVAN, ROBERT C. BOADA, MARY C.
SIMPSON, PAIGE W. R. WHITE, MICHAEL A. HENRY, JEFFREY C. SHIEH, LOWELL B. REINSTEIN, LYLE G. GEIGER, DARLA F.
FORTE, EILEEN B. GUERRERO, BONITA J. SMITH, MARGA ROSSO, and SARAH C. PEREZ, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2005, Quarterly Reports on
Form 10-Q for each of the first three quarters of fiscal year 2006, any Current Reports on Form 8-K from time to time during 2006 and through December 14, 2006, or in the event this Board of Directors does not meet on
December 14, 2006, through the next succeeding date on which this Board holds a regular meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange
Commission, under the Securities Exchange Act of 1934, as amended, (the "Act"), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

               Executed at Rosemead, California, as of this 15th day of December, 2005.

                                        EDISON INTERNATIONAL

                                        By:    /s/ JOHN E. BRYSON
                                               --------------------------------------
                                               JOHN E. BRYSON
                                               Chairman of the Board, President,
                                               and Chief Executive Officer

Attest:

/s/ BARBARA E. MATHEWS
------------------------------------------
BARBARA E. MATHEWS
Vice President, Associate General Counsel,
Chief Governance Officer, and Secretary

Page

                                           2006 Edison International
                                     10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/S/ John E. Bryson
----------------------------------------
John E. Bryson                                        Chairman of the Board,
                                                      President, Chief Executive Officer, and Director

Principal Financial Officer:

/s/ Thomas R. McDaniel
---------------------------------------
Thomas R. McDaniel                                    Executive Vice President,
                                                      Chief Financial Officer,
                                                      and Treasurer

Controller and Principal Accounting Officer:

/s/ Linda G. Sullivan
---------------------------------------
Linda G. Sullivan                                     Vice President and Controller

Additional Directors:

/s/ France A. Cordova           Director           /s/ James M. Rosser           Director
-------------------------------                    -----------------------------
France A. Cordova                                  James M. Rosser

/s/ Bradford M. Freeman         Director           /s/  Richard T.  Schlosberg,  Director
                                                   III
-------------------------------                    -----------------------------
Bradford M. Freeman                                Richard T. Schlosberg, III

/s/ Bruce Karatz                Director           /s/ Robert H. Smith           Director
-------------------------------                    -----------------------------
Bruce Karatz                                       Robert H. Smith

/s/ Luis G. Nogales             Director           /s/ Thomas C. Sutton          Director
-------------------------------                    -----------------------------
Luis G. Nogales                                    Thomas C. Sutton

/s/ Ronald L. Olson             Director
-------------------------------
Ronald L. Olson